SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 19, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                 333-100848             51-0362653
            --------                 ----------             ----------
        (State or Other             (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)      Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        -----------------------------------------------------------------

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events

Filing of Accountant's Consent

        The consolidated financial statements of MGIC Investment Corporation and Subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the three years in the period ended December 31, 2003 (the "2003 Financial Statements") included in MGIC Investment Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, are hereby incorporated by reference in this Form 8-K and included in the prospectus supplement (the "Prospectus
Supplement") relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS3.

        The 2003 Financial Statements have been audited by PricewaterhouseCoopers LLP, and the consent of PricewaterhouseCoopers LLP to (i) the incorporation by reference of their report on such financial statements in this Form 8-K, (ii) the use of their report on such financial statements in the Prospectus Supplement and (iii) their being named as "Experts" in the Prospectus Supplement, is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

        23.1   Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RESIDENTIAL ASSET SECURITIES CORPORATION



                             By:     /s/ Benita Bjorgo
                                  --------------------------------------
                             Name:   Benita Bjorgo
                             Title:  Vice President



Dated:  March 19, 2004

                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Current Report on Form 8-K and to the use in the Prospectus Supplement dated March 19, 2004, relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS3, of our report dated
January 12, 2004 relating to the financial statements of MGIC Investment Corporation and Subsidiaries (the "Company"), which appears in such Prospectus Supplement. We also consent to the references to us under the heading "Experts" in such Prospectus Supplement.


/s/ PricewaterhouseCoopers


Milwaukee, Wisconsin
March 19, 2004